UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 15, 2017

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34025 (Commission File Number)	26-1501877 (I.R.S. Employer Identification Number)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement

Underwriting Agreement

On March 15, 2017, Intrepid Potash, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co., as the sole underwriter (the “Underwriter”), which provides for the issuance and sale by the Company, and the purchase by the Underwriter, of an aggregate of 43,541,667 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $1.1537 per share, after underwriting discounts and commissions. The Company also granted the Underwriter a 30-day option to purchase up to an additional 6,531,250 shares of Common Stock (the “Option Shares”). On March 16, 2017, the Underwriter exercised in full its option to purchase the Option Shares, increasing the aggregate number of shares issued in connection with the offering to 50,072,917 shares of Common Stock. The Common Stock has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-209888), filed with the Securities and Exchange Commission (the “Commission”) on March 2, 2016, and a prospectus, which consists of a base prospectus, filed with the Commission on March 2, 2016, a preliminary prospectus supplement, filed with the Commission on March 15, 2017, and a final prospectus supplement, dated March 15, 2017 (collectively, the “Prospectus”). The offering closed on March 21, 2017. The Company intends to use the net proceeds from the offering to partially repay indebtedness outstanding under the Company’s senior notes and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, including obligations of the Company to indemnify the Underwriter for certain liabilities under the Securities Act. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Relationships

As more fully described under the caption “Underwriting” in the Prospectus, the Underwriter and certain of its affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 9.01                   Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of March 15, 2017 by and between Intrepid Potash, Inc. and Cantor Fitzgerald & Co.
5.1	Opinion of Latham & Watkins LLP regarding legality of the Common Stock.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2017	INTREPID POTASH, INC.

/s/ Brian D. Frantz
Brian D. Frantz
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of March 15, 2017 by and between Intrepid Potash, Inc. and Cantor Fitzgerald & Co.
5.1	Opinion of Latham & Watkins LLP regarding legality of the Common Stock.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).